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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 23, 2009


                              CENTRAL BANCORP, INC.
                              ---------------------
               (Exact Name Of Registrant As Specified In Charter)


       MASSACHUSETTS                      0-25251              04-3447594
--------------------------------      -------------------     -------------
(State Or Other Jurisdiction            (Commission           (IRS Employer
Of Incorporation)                       File Number)         Identification No.)


399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS                       02144
--------------------------------------------------------------------------------
(Address Of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (617) 628-4000
                                                           --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01     OTHER EVENTS.
              ------------

         On July 23, 2009, Central Bancorp, Inc. (the "Company") issued a press release announcing the results of its Annual Meeting of Stockholders. A copy of the Company's press release dated July 23, 2009 is attached to this Report as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

      (d)     Exhibits

              Number           Description
              ------           -----------

              99.1             Press Release dated July 23, 2009





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CENTRAL BANCORP, INC.



Date: July 23, 2009                   By: /s/ Paul S. Feeley
                                          --------------------------------------
                                          Paul S. Feeley
                                          Senior Vice President, Treasurer and
                                          Chief Financial Officer